AXP(R) Partners
   International Small Cap
    Fund

2002 ANNUAL REPORT
(Prospectus enclosed)

AXP Partners International Small Cap Fund seeks to provide shareholders with long-term growth of capital.


(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents
From the Chairman                                           3
Economic and Market Update                                  4
Fund Snapshot                                               6
Questions & Answers with Portfolio Management               7
Investments in Securities                                  10
Financial Statements                                       15
Notes to Financial Statements                              18
Independent Auditors' Report                               26
Board Members and Officers                                 27

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2   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

From the Chairman
(photo of) Arne H. Carlson

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Economic and Market Update
   FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer

American Express
Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Economic and Market Update
One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Fund Snapshot
   AS OF OCT. 31, 2002


PORTFOLIO MANAGER

Franklin Templeton
Portfolio manager       Cindy Sweeting, CFA
Tenure/since                          10/02
Years in industry                        18

Portfolio manager         Tucker Scott, CFA
Tenure/since                          10/02
Years in industry                        11

Portfolio manager        Simon Rudolph, ACA
Tenure/since                          10/02
Years in industry                        16

Wellington Management
Portfolio manager           Edward L. Makin
Tenure/since                          10/02
Years in industry                        15


FUND OBJECTIVE
The Fund seeks to provide shareholders with long-term growth of capital.


Inception dates
A: 10/3/02  B: 10/3/02   C: 10/3/02  Y: 10/3/02

Ticker symbols
A:--       B:--      C:--      Y:--


Total net assets               $10.8 million
Number of holdings         approximately 150

STYLE MATRIX


Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE

VALUE    BLEND    GROWTH

                           LARGE

                           MEDIUM   SIZE

            X              SMALL


PORTFOLIO ASSET MIX
Percentage of portfolio assets
Common stocks 99.5%
Preferred stock 0.5%


TOP TEN HOLDINGS
Percentage of portfolio assets

Techtronic Inds (Hong Kong)  1.3%

IHC Caland (Netherlands)     1.3

Kikkoman (Japan)             1.2

Clarins (France)             1.2

Nippon Shinyaku (Japan)      1.2

Generale de Sante (France)   1.1

Kirin Beverage (Japan)       1.1

Ericsson (Italy)             1.1

NRJ Group (France)           1.1

Towa Pharmaceutical (Japan)  1.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."


TOP FIVE COUNTRIES
Percentage of portfolio assets

Japan                       21.3%

United Kingdom              10.9

France                       8.2

Netherlands                  6.5

Hong Kong                    5.9

International investing involves special risks, such as political instability and currency fluctuations, and stock of small-sized companies may be more subject to erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.


Fund holdings are subject to change.


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6   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Questions & Answers
  WITH PORTFOLIO MANAGEMENT

Q: How did the Fund perform for the period beginning Oct. 3, 2002 (the date shares became publicly available) through Oct. 31, 2002?

A: During this short period, the Fund returned 3.46% (Class A shares excluding sales charge). Over a slightly longer period (Sept. 30, 2002 through Oct. 31, 2002) the Salomon Smith Barney Global Equity Index ex-U.S. Less Than $2 billion Index and the Lipper International Small Cap Funds Index returned -0.68% and 0.57%, respectively.

     The Fund has a primary investment objective of long-term growth of capital. The Fund is subadvised by two firms with different managment styles that together will provide diversified exposure to both the growth and value segments of the international market.

     With over 50 years of investing experience, Franklin Templeton has become recognized as a leader for its global stock investments and innovative fixed income funds under the Franklin Templeton and Mutual Series names. Templeton's international small cap strategy seeks to find stocks with less than $2 billion in market capitalization that are selling at a substantial discount to their fair market value based on earnings and cash flow growth.

(bar graph)
PERFORMANCE COMPARISON
For the year ended Oct. 31, 2002

 3.5%     (bar 1)
   3%      +3.46%
 2.5%
   2%
 1.5%
   1%
 0.5%                       +0.57%
   0%            (bar 2)    (bar 3)
-0.5%             -0.68%
-1%%

(bar 1) AXP Partners International Small Cap Fund Class A
        (excluding sales charge)
(bar 2) Salomon Smith Barney Global Equity Index ex-U.S.
        Less Than $2 billion Index(unmanaged)(1)
(bar 3) Lipper International Small Cap Funds Index(2)

(1) The Salomon Smith Barney Global Equity Index ex-U.S. Less Than $2 billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the Salomon Smith Barney Global Equity Index which includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Small Cap Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes

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7   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Questions & Answers

(begin   callout   quote)>  We  believe   small  cap  stocks  offer   tremendous
opportunities for global investors who seek value.
   -- Franklin Templeton (end callout quote)

    Founded in 1928, Wellington Management Company, LLP is one of the largest independent investment management companies in the world. Wellington Management uses a bottom-up investment approach looking for both growth and special situations, leveraging the breadth and depth of Wellington Management's global and regional research resources. We search the globe for a constant flow of new ideas, which is essential to the success of the portfolio.


TOTAL RETURNS SINCE INCEPTION
as of Oct. 31, 2002
                        Class A               Class B                 Class C                 Class Y
(Inception dates)      (10/3/02)             (10/3/02)               (10/3/02)               (10/3/02)
                   NAV(1)     POP(2)    NAV(1)   After CDSC(3)   NAV(1)   After CDSC(4)    NAV(5)   POP(5)
1 year             N/A        N/A        N/A        N/A            N/A        N/A             N/A     N/A
5 years            N/A        N/A        N/A        N/A            N/A        N/A             N/A     N/A
10 years           N/A        N/A        N/A        N/A            N/A        N/A             N/A     N/A
Since inception* +3.46%     -2.49%     +3.25%     -2.68%         +3.25%     -2.68%          +3.46%  +3.46%

* Not annualized.

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information

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8   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Questions & Answers

From Franklin Templeton
Q:  What is your outlook?

A: We believe small cap stocks offer tremendous opportunities for global investors who seek value. We plan to monitor this asset class and maintain our bottom-up approach of searching for solid companies that offer investors value. We thank you for your continued support.

From Wellington Management
Q:  What is your outlook for the long term?

A: International small cap investing is a long-term investment opportunity, so we are optimistic going forward. We believe that higher-than-average potential growth is one key reason to consider investing in smaller companies today. In the past, smaller companies have typically grown at a faster rate than larger, more mature companies. Today, we see small technology companies growing faster than their larger peers, but the same does not hold true for small companies in the consumer discretionary and industrial sectors.

    Knowing this trend, we intend to focus on areas where smaller companies not only compete, but compete successfully against larger companies. These companies will show the potential to grow and compete successfully on a global scale, and promise to reward investors over the long term.

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9   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Investments in Securities
AXP Partners International Small Cap Fund

Oct. 31, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (83.6%)(c)

Issuer                                                 Shares                Value(a)

Australia (4.1%)
Computers & office equipment (0.5%)
Computershare                                          42,800                  $52,734

Energy (0.2%)
Santos                                                  7,600                   26,363

Media (1.1%)
APN News & Media                                       37,800                   62,308
Southern Cross Broadcasting                            11,200                   55,633
Total                                                                          117,941

Metals (1.0%)
Iluka Resources                                        32,158                   85,669
Sons of Gwalia                                         15,420                   22,679
Total                                                                          108,348

Multi-industry conglomerates (0.3%)
Mayne Group                                            18,280                   36,523

Retail (0.4%)
David Jones                                            72,700                   43,576

Utilities -- gas (0.6%)
Australian Pipeline Trust                              40,600                   59,487


Brazil (0.5%)
Paper & packaging (0.2%)
Aracruz Celulose ADR                                    1,590(b)                25,424

Utilities -- telephone (0.3%)
Telemig Celular Participacoes ADR                       2,000                   33,620


Canada (3.6%)
Automotive & related (0.3%)
Linamar                                                 6,550                   37,614

Electronics (1.0%)
ATI Technologies                                       10,680(b)                67,880
GSI Lumonics                                            6,180(b)                30,436
Total                                                                           98,316

Energy equipment & services (0.5%)
Precision Drilling                                      1,640(b)                55,764

Food (0.8%)
North West Company Fund                                 3,850                   50,046
Sobeys                                                  1,680                   40,125
Total                                                                           90,171

Media (0.5%)
Torstar Cl B                                            3,380                   56,135

Multi-industry conglomerates (0.5%)
G.T.C. Transcontinental Group Cl B                      2,050                   50,088


China (0.7%)
Multi-industry conglomerates
Beijing Capital Intl Airport                          354,000                   74,890


Denmark (2.2%)
Building materials & construction (0.5%)
Danske Traelast                                         3,340                   51,181

Health care (1.2%)
Novozymes                                               3,850                   70,283
Radiometer                                              1,550                   59,689
Total                                                                          129,972

Utilities -- electric (0.5%)
Vestas Wind Systems                                     3,970                   56,868


Finland (3.0%)
Health care services (0.7%)
Orion-Yhtyma Cl B                                       3,610                   70,963

Industrial equipment & services (1.0%)
KCI Konecranes Intl                                     2,390                   47,100
Metso                                                   7,120                   64,516
Total                                                                          111,616

See accompanying notes to investments in securities.
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10   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Common stocks (continued)

Issuer                                                 Shares                  Value(a)

Finland (cont.)
Insurance (0.6%)
Pohjola Group Cl D                                      5,000                  $65,855

Multi-industry conglomerates (0.7%)
Amer Group                                              2,560                   76,309


France (6.9%)
Building materials & construction (0.7%)
Eiffage                                                 1,000                   75,559

Communications equipment & services (0.4%)
Wavecom                                                 1,400(b)                45,475

Computer software & services (0.2%)
Dassault Systemes                                         778                   18,672

Computers & office equipment (0.2%)
Cegid                                                     600                   23,072

Health care services (1.0%)
Generale de Sante                                      10,400(b)               102,992

Household products (1.0%)
Clarins                                                 3,300                  105,556

Media (0.9%)
NRJ Group                                               5,700                   97,541

Multi-industry conglomerates (1.3%)
Cegedim                                                 2,300                   58,036
Societe BIC                                             2,700                   84,492
Total                                                                          142,528

Retail (0.8%)
Galeries Lafayette                                        700                   82,839

Textiles & apparel (0.4%)
Camaieu                                                 1,175                   45,404


Germany (3.2%)
Electronics (0.4%)
Vossloh                                                 1,800                   42,959

Health care (0.8%)
Gehe                                                    1,950                   74,637
MWG-Biotech                                            21,400(b)                13,139
Total                                                                           87,776

Industrial equipment & services (0.4%)
Jungheinrich                                            5,100                   39,748

Multi-industry conglomerates (1.1%)
GFK                                                     5,700                   80,889
Jenoptik                                                3,420                   41,590
Total                                                                          122,479

Retail (0.5%)
Hornbach Holding                                        1,100                   56,623


Hong Kong (5.0%)
Building materials & construction (0.5%)
Dah Sing Financial Group                               12,000                   55,697

Electronics (1.7%)
ASM Pacific Technology                                 27,000                   52,446
Techtronic Inds                                       158,000                  120,536
Total                                                                          172,982

Food (0.2%)
Tingyi Holdings                                        96,000                   26,156

Multi-industry conglomerates (1.5%)
Cosco Pacific                                         104,000                   83,340
Lerado Group Holding                                  244,000                   37,854
Li & Fung                                              38,000                   37,759
Total                                                                          158,953

Textiles & apparel (1.1%)
Fountain Set                                           88,000                   41,183
Giordano Intl Limited                                 124,000                   47,298
Texwinca Holdings                                      54,000                   34,964
Total                                                                          123,445


India (1.4%)
Building materials & construction (0.7%)
Gujarat Ambuja Cements GDR                             21,060                   73,184

Computer software & services (0.7%)
Satyam Computer Services                                7,370                   79,743


Israel (0.5%)
Electronics
Orbotech                                                4,270(b)                54,229


Italy (4.1%)
Banks and savings & loans (1.5%)
Banca Popolare di Milano                               21,100(b)                73,552
Banco Popolare di Verona e
  Novara                                                7,330                   87,832
Total                                                                          161,384

See accompanying notes to investments in securities.

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11   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Common stocks (continued)

Issuer                                                 Shares                 Value(a)

Italy (cont.)
Communications equipment & services (0.9%)
Ericsson                                                5,100                  $98,485

Energy equipment & services (0.5%)
Saipem                                                  9,700                   52,448

Media (1.2%)
Caltagirone Editore                                    11,250                   61,163
Mondadori (Arnoldo) Editore                            11,700                   70,910
Total                                                                          132,073


Japan (17.9%)
Airlines (0.4%)
Japan Airport Terminal                                  6,000                   38,446

Banks and savings & loans (1.6%)
Chugoku Bank                                           15,000                   90,973
Higo Bank                                              22,000                   84,581
Total                                                                          175,554

Beverages & tobacco (0.9%)
Kirin Beverage                                          6,000                  101,869

Building materials & construction (0.3%)
Toto                                                    9,000                   28,210

Computers & office equipment (1.2%)
Ines                                                   13,300                   72,845
Meitec                                                  2,700                   60,277
Total                                                                          133,122

Electronics (1.2%)
Alpine Electronics                                      5,000                   58,363
Fujimi                                                  3,500                   69,422
Total                                                                          127,785

Food (2.0%)
Hutech Norin                                            3,000                   33,303
Kikkoman                                               18,000                  107,403
Meiji Seika Kaisha                                     29,000                   72,908
Total                                                                          213,614

Health care (4.3%)
Banyu Pharmaceutical                                    8,000                   73,137
Kissei Pharmaceutical                                   5,000                   59,873
Nippon Shinyaku                                        23,000                  104,946
Ono Pharmaceutical                                      2,000                   63,015
Santen Pharmaceutical                                   7,200                   64,119
Towa Pharmaceutical                                     7,000                   94,849
Total                                                                          459,939

Health care services (0.6%)
BML                                                       500                   11,203
SRL                                                     7,000                   57,424
Total                                                                           68,627

Household products (0.4%)
Sangetsu                                                3,000                   45,964

Leisure time & entertainment (0.7%)
Shimano                                                 5,100                   75,141

Multi-industry conglomerates (2.0%)
Mitsui-Soko                                            26,000                   47,751
N.I.C.                                                  6,000                   80,320
Tokyo Individualized
  Educational Institute                                 4,100                   81,993
Total                                                                          210,064

Paper & packaging (0.4%)
Hokuetsu Paper Mills                                    8,000                   42,576

Retail (1.2%)
Tsuruha                                                 3,500                   75,993
Tsutsumi Jewelry                                        2,100                   53,139
Total                                                                          129,132

Textiles & apparel (0.7%)
Nagaileben                                              3,500                   75,708


Luxembourg (0.4%)
Miscellaneous
Thiel Logistik                                          7,620(b)                39,466

Mexico (0.9%)

Beverages & tobacco (0.3%)
Grupo Continental                                      19,020                   28,106

Building materials & construction (0.3%)
Corporacion GEO Series B                               18,920(b)                37,203

Multi-industry conglomerates (0.3%)
Grupo Aeroportuario
  del Sureste ADR                                       3,210                   35,342


Netherlands (5.4%)
Building materials & construction (0.7%)
Volker Wessels Stevin                                   3,500                   71,054

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Common stocks (continued)

Issuer                                                 Shares                 Value(a)

Netherlands (cont.)
Communications equipment & services (0.5%)
Draka Holding                                           4,040                  $55,611

Health care (0.7%)
OPG Groep                                               1,760                   70,501

Industrial equipment & services (1.1%)
IHC Caland                                              2,690                  119,342

Multi-industry conglomerates (2.4%)
Aalberts Inds                                           5,000                   73,381
Arcadis                                                 7,540                   70,189
SNT Group                                               5,300(b)                73,480
Vedior                                                  8,260                   50,306
Total                                                                          267,356


New Zealand (1.2%)
Financial services (0.4%)
Tower                                                  26,700                   46,084

Health care (0.8%)
Fisher & Paykel Healthcare                             14,890                   81,083


Portugal (0.9%)
Utilities -- telephone
Vodafone Tlecel -
  Comunicacoes Pessoais                                13,300                   91,670


Singapore (1.0%)
Beverages & tobacco (0.5%)
Fraser & Neave                                         13,000                   56,691

Food (0.5%)
Want Want Holdings                                     78,030                   48,769


South Korea (3.9%)
Automotive & related (0.5%)
Halla Climate Control                                   1,670                   55,096

Banks and savings & loans (0.9%)
Koram Bank                                             14,600(b)                93,002

Electronics (1.2%)
Daeduck Electronics                                     9,270                   74,328
Samsung Electro Mechanics                               1,510                   57,438
Total                                                                          131,766

Food (0.4%)
Nong Shim                                                 728                   41,824

Media (0.5%)
Cheil Communications                                      710                   52,092

Retail (0.4%)
Shinsegae                                                 340                   45,901


Spain (1.9%)
Building materials & construction (0.4%)
Grupo Dragados                                          2,870                   41,524

Media (0.8%)
Telefonica Publicidad e Informacion                    25,000                   88,879

Restaurants & lodging (0.4%)
Sol Melia                                               9,190                   39,498

Transportation (0.3%)
Transportes Azkar                                       9,370                   37,116

Sweden (3.4%)

Automotive & related (0.4%)
Autoliv                                                 2,100                   40,453

Building materials & construction (0.5%)
D. Carnegie & Co                                        8,390                   51,737

Financial services (0.4%)
Intrum Justitia                                         9,620(b)                41,998

Media (0.8%)
Enrio                                                  14,000                   84,803

Miscellaneous (0.8%)
Alfa Laval                                             11,760(b)                85,353

Multi-industry conglomerates (0.5%)
Observer                                               15,410                   58,025


Switzerland (1.9%)
Banks and savings & loans (0.2%)
Vontobel Holding                                        1,870                   24,385

Chemicals (0.5%)
Gurit-Heberlein                                           110                   53,651

Food (0.4%)
Lindt & Spruengli                                          70                   38,030

Industrial equipment & services (0.4%)
SIG Holding                                               360                   37,800


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Common stocks (continued)

Issuer                                                 Shares                 Value(a)

Switzerland (cont.)
Multi-industry conglomerates (0.4%)
Swisslog Holding                                        5,120(b)               $46,476


Thailand (0.4%)
Energy equipment & services
PTT Public                                             45,500                   40,479

United Kingdom (9.2%)

Aerospace & defense (1.5%)
Alvis                                                  18,500                   42,034
Cobham                                                  3,400                   51,384
Logica                                                 20,700                   50,521
UMECO                                                   6,467                   25,598
Total                                                                          169,537

Automotive & related (0.6%)
Kidde                                                  63,770                   66,844

Chemicals (1.6%)
Croda Intl                                             19,000                   79,032
Shanks Group                                           38,100                   46,792
Yule Catto                                              9,700                   42,112
Total                                                                          167,936

Computers & office equipment (0.7%)
NDS Group ADR                                           5,800(b)                43,790
RM                                                     37,400                   35,107
Total                                                                           78,897

Electronics (0.9%)
ARM Holdings                                           56,962(b)                50,351
Ultra Electronics Holdings                              7,200                   49,000
Total                                                                           99,351

Food (0.6%)
Geest                                                   7,340                   65,743

Industrial equipment & services (0.4%)
Abbot Group                                            18,400                   39,726

Insurance (0.2%)
St. James's Place Capital                              10,000                   19,337

Media (0.7%)
Informa Group                                          32,700                   77,762

Multi-industry conglomerates (0.7%)
Securicor                                              44,775                   73,553

Retail (0.7%)
WH Smith                                               12,470                   70,234

Textiles & apparel (0.6%)
Burberry Group                                         15,910(b)                60,735

Total common stocks
(Cost: $8,790,805)                                                          $9,001,332

Germany
Hugo Boss                                               4,320                  $43,594

Total preferred stock
(Cost: $37,001)                                                                $43,594

Total investments in securities
(Cost: $8,827,806)(d)                                                       $9,044,926



Notes to investments in securities


(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) AtOct. 31, 2002, the cost of securities for federal income tax purposes was $8,831,840 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                 $ 460,813
     Unrealized depreciation                  (247,727)
                                              --------
     Net unrealized appreciation             $ 213,086
                                             ---------


--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Small Cap Fund

Oct. 31, 2002

Assets
Investments in securities, at value (Note 1)
   (identified cost $8,827,806)                                                $ 9,044,926
Cash in bank on demand deposit                                                   1,933,121
Capital shares receivable                                                           20,208
Dividends and accrued interest receivable                                            6,837
Receivable for investment securities sold                                          116,014
Unrealized appreciation on foreign currency
   contracts held, at value (Notes 1 and 5)                                            166
                                                                                       ---
Total assets                                                                    11,121,272
                                                                                ----------

Liabilities
Payable for investment securities purchased                                        342,685
Unrealized depreciation on foreign currency
   contracts held, at value (Notes 1 and 5)                                            314
Accrued investment management services fee                                             326
Accrued distribution fee                                                                76
Accrued transfer agency fee                                                              7
Accrued administrative services fee                                                     23
Other accrued expenses                                                              16,964
                                                                                    ------
Total liabilities                                                                  360,395
                                                                                   -------
Net assets applicable to outstanding capital stock                             $10,760,877
                                                                               ===========

Represented by
Capital stock -- $.01 par value (Note 1)                                       $    21,160
Additional paid-in capital                                                      10,547,368
Net operating loss                                                                      (1)
Accumulated net realized gain (loss) (Note 7)                                      (24,794)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              217,144
                                                                                   -------
Total -- representing net assets applicable to outstanding capital stock       $10,760,877
                                                                               ===========
Net assets applicable to outstanding shares:    Class A                        $10,582,172
                                                Class B                        $   126,287
                                                Class C                        $    31,774
                                                Class Y                        $    20,644
Net asset value per share of outstanding capital stock:
                                                Class A shares 2,080,834       $      5.09
                                                Class B shares    24,866       $      5.08
                                                Class C shares     6,252       $      5.08
                                                Class Y shares     4,058       $      5.09
                                                                   -----       -----------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Statement of operations
AXP Partners International Small Cap Fund

For the period from Oct. 3, 2002* to Oct. 31, 2002

Investment income
Income:
Dividends                                                                        $   6,857
   Less foreign taxes withheld                                                        (684)
                                                                                      ----
Total income                                                                         6,173
                                                                                     -----
Expenses (Note 2):
Investment management services fee                                                   8,611
Distribution fee
   Class A                                                                           1,907
   Class B                                                                              34
   Class C                                                                              13
Transfer agency fee                                                                     72
Incremental transfer agency fee
   Class A                                                                               5
   Class B                                                                               3
   Class C                                                                               1
Service fee -- Class Y                                                                   2
Administrative services fees and expenses                                              615
Custodian fees                                                                       5,600
Printing and postage                                                                 5,600
Registration fees                                                                   46,000
Audit fees                                                                          14,000
Other                                                                                   28
                                                                                        --
Total expenses                                                                      82,491
   Expenses waived/reimbursed by AEFC (Note 2)                                     (67,610)
                                                                                   -------
                                                                                    14,881
   Earnings credits on cash balances (Note 2)                                          (35)
                                                                                       ---
Total net expenses                                                                  14,846
                                                                                    ------
Investment income (loss)-- net                                                      (8,673)
                                                                                    ------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  (19,420)
   Foreign currency transactions                                                    (2,302)
                                                                                    ------
Net realized gain (loss) on investments                                            (21,722)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              365,980
                                                                                   -------
Net gain (loss) on investments and foreign currencies                              344,258
                                                                                   -------
Net increase (decrease) in net assets resulting from operations                   $335,585
                                                                                  ========

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Statement of changes in net assets
AXP Partners International Small Cap Fund

For the period from Oct. 3, 2002* to Oct. 31, 2002

Operations and distributions
Investment income (loss) -- net                                               $    (8,673)
Net realized gain (loss) on investments                                           (21,722)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             365,980
                                                                                  -------
Net increase (decrease) in net assets resulting from operations                   335,585
                                                                                  -------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        433,690
   Class B shares                                                                 113,594
   Class C shares                                                                  21,212
   Class Y shares                                                                  10,000
                                                                                   ------
Increase (decrease) in net assets from capital share transactions                 578,496
                                                                                  -------
Total increase (decrease) in net assets                                           914,081
Net assets at beginning of period (Note 1)                                      9,846,796**
                                                                                ---------
Net assets at end of period                                                   $10,760,877
                                                                              ===========

*    When shares became publicly available.

** Initial capital of $10,000,000 was contributed on Sept. 26, 2002. The Fund had a decrease in net assets resulting from operations of $153,204 during the period fom Sept. 26, 2002 to Oct. 3, 2002 (when shares became publicly available).


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements
AXP Partners International Small Cap Fund


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of non-U.S. companies. On Sept. 26, 2002, American Express Financial Corporation (AEFC) invested $10,000,000 in the Fund which represented 1,994,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Oct. 3, 2002. As of Oct. 31, 2002, AEFC owned approximately 95% of the Fund.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods

--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT
selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $11,001 and accumulated net realized loss has been increased by $1,033 resulting in a net reclassification adjustment to decrease paid-in capital by $9,968.

The tax character of distributions paid for the period indicated is as follows:

For the period from Oct. 3, 2002* to Oct. 31, 2002
Class A
Distributions paid from:
      Ordinary income                                     $--
      Long-term capital gain                               --
Class B
Distributions paid from:
      Ordinary income                                      --
      Long-term capital gain                               --
Class C
Distributions paid from:
      Ordinary income                                      --
      Long-term capital gain                               --
Class Y
Distributions paid from:
      Ordinary income                                      --
      Long-term capital gain                               --

* When shares became publicly available.

As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                        $     --
Accumulated gain (loss)                              $(20,761)
Unrealized appreciation (depreciation)               $213,110

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.


2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 1.12% to 0.995% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Small Cap Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on May 1, 2003 and will cover the six-month period beginning Nov. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with Templeton Investment Counsel, LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,242 for Class A for the period ended Oct. 31, 2002.

For the period ended Oct. 31, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.86% for Class A, 2.72% for Class B, 2.72% for Class C and 1.73% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2003. Under this agreement, total expenses will not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C and 1.78% for Class Y of the Fund's average daily net assets.

During the period ended Oct. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $35 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,485,674 and $574,558, respectively, for the period ended Oct. 31, 2002. Realized gains and losses are determined on an identified cost basis.


4. CAPITAL SHARE TRANSACTIONS
Transactions  in shares of capital  stock for the period  from Oct.  3, 2002* to
Oct. 31, 2002 are as follows:
                                              Class A     Class B     Class C    Class Y
Sold                                          86,834     22,866       4,252       2,058
Issued for reinvested distributions               --         --          --          --
Redeemed                                          --         --          --          --
                                              ------     ------       -----       -----
Net increase (decrease)                       86,834     22,866       4,252       2,058
                                              ------     ------       -----       -----

* When shares became publicly available.


--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS
As of Oct. 31, 2002, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                 Currency to                Currency to          Unrealized        Unrealized
                             be delivered                be received         appreciation      depreciation
Nov. 1, 2002                       12,145                     18,924                $--              $  77
                            British Pound                U.S. Dollar
Nov. 1, 2002                       11,647                     11,467                 --                 67
                   European Monetary Unit                U.S. Dollar
Nov. 1, 2002                        1,843                      1,239                 --                  9
                              Swiss Franc                U.S. Dollar
Nov. 4, 2002                       19,176                     29,863                 --                138
                            British Pound                U.S. Dollar
Nov. 5, 2002                        9,156                     14,325                 --                 --
                            British Pound                U.S. Dollar
Nov. 5, 2002                       18,054                     18,249                 17                 --
                              U.S. Dollar     European Monetary Unit
Nov. 5, 2002                       34,460                  4,239,746                149                 --
                              U.S. Dollar               Japanese Yen
Nov. 6, 2002                       19,228                     10,651                 --                 21
                        Australian Dollar                U.S. Dollar
Nov. 6, 2002                       22,213                  2,721,118                 --                  2
                              U.S. Dollar               Japanese Yen              -----               ----
Total                                                                              $166               $314
                                                                                   ----               ----

6. BANK BORROWINGS
The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the period ended Oct. 31, 2002.


7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $20,761 as of Oct. 31, 2002 that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.


Class A

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                             2002(b)
Net asset value, beginning of period                    $4.92
                                                        -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)         .17
                                                          ---
Net asset value, end of period                          $5.09
                                                        -----

Ratios/supplemental data
Net assets, end of period (in millions)                   $11
Ratio of expenses to average
   daily net assets(c),(e)                              1.86%(d)
Ratio of net investment income (loss)
   to average daily net assets                         (1.08%)(d)
Portfolio turnover rate
   (excluding short-term securities)                       7%
Total return(i)                                         3.46%


Class B

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                             2002(b)
Net asset value, beginning of period                    $4.92
                                                        -----
Income from investment operations:
Net investment income (loss)                             (.01)
Net gains (losses) (both realized and unrealized)         .17
                                                          ---
Total from investment operations                          .16
                                                          ---
Net asset value, end of period                          $5.08
                                                        -----

Ratios/supplemental data
Net assets, end of period (in millions)                   $--
Ratio of expenses to average daily net assets(c),(f)    2.72%(d)
Ratio of net investment income (loss)
   to average daily net assets                         (2.17%)(d)
Portfolio turnover rate
  (excluding short-term securities)                        7%
Total return(i)                                         3.25%


See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended Oct. 31,                             2002(b)
Net asset value, beginning of period                    $4.92
                                                        -----
Income from investment operations:
Net investment income (loss)                             (.01)
Net gains (losses) (both realized and unrealized)         .17
                                                          ---
Total from investment operations                          .16
                                                          ---
Net asset value, end of period                          $5.08
                                                        -----


Ratios/supplemental data
Net assets, end of period (in millions)                   $--
Ratio of expenses to average daily net assets(c),(g)    2.72%(d)
Ratio of net investment income (loss)
   to average daily net assets                         (2.02%)(d)
Portfolio turnover rate
   (excluding short-term securities)                       7%
Total return(i)                                         3.25%


Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                             2002(b)
Net asset value, beginning of period                    $4.92
                                                        -----
Income from investment operations:
Net gains (losses) (both realized and unrealized)         .17
                                                          ---
Net asset value, end of period                          $5.09
                                                        -----

Ratios/supplemental data
Net assets, end of period (in millions)                   $--
Ratio of expenses to average daily net assets(c),(h)    1.73%(d)
Ratio of net investment income (loss)
   to average daily net assets                          (.93%)(d)
Portfolio turnover rate
   (excluding short-term securities)                       7%
Total return(i)                                         3.46%


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 10.34% for the period ended Oct. 31, 2002.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 11.11% for the period ended Oct. 31, 2002.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 11.11% for the period ended Oct. 31, 2002.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 10.17% for the period ended Oct. 31, 2002.

(i) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PARTNERS INTERNATIONAL SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners International Small Cap Fund (a series of AXP Partners International Series, Inc.) as of October 31, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners International Small Cap Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------

27   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.


--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.


--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL SMALL CAP FUND   --   2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (12/02)

AXP Partners International Small Cap Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com


--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                        (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


S-6258 C (12/02)